EXHIBIT 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MARKING SUCH PORTIONS WITH ASTERISKS (THE "MARK"). THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISION WITHOUT THE MARK PURSUAN TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT.


                 FIRST AMENDMENT TO LICENSE AND SUPPLY AGREEMENT


         This First Amendment to License and Supply Agreement (this "Amendment") is entered as of January 1, 2002 (the "Effective Date"), by and among ADVANCED TISSUE SCIENCES, INC., a Delaware corporation ("ATS"), and BIOZHEM COSMECEUTICALS, INC. a Texas corporation ("Buyer").

         WHEREAS, ATS And Buyer have entered into a Development, License and Supply Agreement dated September 25, 2000;

         WHEREAS, certain changes have occurred in development timelines and strategies which require adjustments to the terms of the Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the terms, covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ATS and Buyer agree that the License and Supply Agreement will be amended as follows:

I. The parties agree that Section 1.6 of the Agreement shall be deleted and replaced with the following new Section 1.6:

                  1.6 "Contract Year" shall be a twelve month period commencing on January 1st of any year the Agreement is in effect. The First Contract Year is the period from January 1, 2002 until December 31, 2002.

II. The parties agree that Section 5.1.1.1 of the Agreement shall be deleted and replaced with the following new Section 5.1.1.1:

                  5.1.1.1 on or before November 30, 2002 a payment in the amount of One Million Dollars ($1,000,000);

III. The parties agree to add the following new Section 3.6.8 related to Buyer's Obligations:

                      3.6.8 that the apportionment of revenue to the Licensed Product shall be according to the following schedule:

                      3.6.8.1 100% to ATS on individual purchases of Licensed Product

                      3.6.8.2 80% to ATS on purchased of one licensed Product packaged with one or two Buyer or other third party products

                      3.6.8.3 70% to ATS on purchases of one Licensed Product packaged with three or more Buyer or other third party products

                      3.6.8.4 For offerings, if any, containing more than one Licensed Product, the parties will negotiate in good faith to determine apportionment of revenues.


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


IV. The parties agree that Section 5.3.1 of the Agreement shall be deleted and replaced with the following new Section 5.3.1:

                  5.3.1 The "Exclusivity Threshold" shall be determined according to the following schedule:

         Contract     Annual Minimum      Quarterly Minimum       Annual
           Year       Royalty Payment      Royalty Payment     Sales Targets
         --------     ---------------     -----------------    -------------
         1              $2,000,000            $500,000          [**        ]
         2              $3,000,000            $750,000          [**        ]
         3              $4,000,000          $1,000,000          [**        ]
         4              $6,100,000          $1,525,000          [**        ]
         5              $9,600,000          $2,400,000          [**        ]
         6-10          $12,000,000/year     $3,000,000         [**             ]

         The payments made under this section shall be cumulative so that Buyer shall receive a credit in the following period in the event the actual royalties paid in any period exceed the minimum payments hereunder.

         For the First Contract Year only, the following terms will apply:

o Payment for Q1 and Q2 actual royalties will be made within 30 days following the end of the quarter.

            o No later than September 1, 2002 payment of the difference between the actual royalties and minimum royalties for Q1, if any.

            o No later than October 30, 2002, payment of the minimum royalty for Q3.

            o No later than November 1, 2002, payment of the difference between the actual royalties and minimum royalties for Q2, if any.

            o No later than January 30, 2003, payment of the minimum royalty for Q4.

            o If actual royalties exceed the minimums for any quarter, the difference will be paid to ATS no later than 30 days following the end of the applicable quarter.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first written above.


                                     ADVANCED TISSUE SCIENCES, INC.

                                     By: /s/ Gail K. Naughton
                                        ---------------------------------------

                                     Title: President
                                           ------------------------------------

                                     Print Name: Gail K. Naughton
                                                -------------------------------



                                     BIOZHEM COSMECEUTICALS, INC.

                                     By: /s/ J. S. Chapin
                                        ---------------------------------------

                                     Title: CEO
                                           ------------------------------------

                                     Print Name: J. S. Chapin
                                                -------------------------------


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